       As filed with the Securities and Exchange Commission on March 30, 1998
                                                 Registration No. 333-


                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                ------------------

                                     FORM S-8
                              REGISTRATION STATEMENT
                                      Under
                            The Securities Act of 1933

                                ------------------

                           TRIQUINT SEMICONDUCTOR, INC.
              (Exact name of Registrant as specified in its charter)


           DELAWARE                                        95-3654013
        --------------                                -------------------
          (State of                                    (I.R.S. Employer
        incorporation)                                Identification No.)

                           2300 N.E. Brookwood Parkway
                             Hillsboro, Oregon 97124
    (Address, including zip code, of Registrant's principal executive offices)

                       1998 NONSTATUTORY STOCK OPTION PLAN
                             (Full title of the plan)

                                ------------------

                                 STEVEN J. SHARP
                  President, Chief Executive Officer & Chairman
                           TriQuint Semiconductor, Inc.
                           2300 N.E. Brookwood Parkway
                             Hillsboro, Oregon 97124
                                  (503) 615-9000
            (Name, address, and telephone number, including area code, of agent for service)

                                ------------------

                                    COPIES TO:
                               TED HOLLIFIELD, ESQ.
                         WILSON SONSINI GOODRICH & ROSATI
                             PROFESSIONAL CORPORATION
                                650 PAGE MILL ROAD
                               PALO ALTO, CA 94306
                                  (415) 493-9300

                                ------------------

                         CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------
                                                 Proposed Maximum   Proposed Maximum     Amount of
  Title of Each Class of          Amount to be    Offering Price   Aggregate Offering  Registration
Securities to be Registered        Registered       Per Share            Price             Fee(1)
---------------------------------------------------------------------------------------------------
Common Stock, $.001 per share
par value, to be issued under
the 1998 Nonstatutory Stock
Option Plan                      500,000 shares     $23.1875(1)         $11,593,750       $3,930
---------------------------------------------------------------------------------------------------


(1) Estimated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee based upon the average of the high and low prices of the Common Stock as reported on the Nasdaq National Market on March 25, 1998.

     The contents of the Registrant's Form S-8 Registration Statement (Registration No. 333-08893) filed with the Commission on July 26, 1996, as amended, are incorporated herein by reference.

              PART II:  INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 8.     EXHIBITS

            Exhibit
            Number                    Documents
            -------                   ---------

              4.1      1998 Nonstatutory Stock Option Plan

              5.1      Opinion of counsel as to legality of securities being
                         registered

             23.1      Consent of Counsel (contained in Exhibit 5.1)

             23.2      Consent of Independent Auditors

             24.1      Power of Attorney (see page II-4)

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, TriQuint Semiconductor, Inc., a corporation organized and existing under the laws of the State of Delaware, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hillsboro, State of Oregon, on this 30th day of March, 1998.

                                       TRIQUINT SEMICONDUCTOR, INC.


                                       By: /s/ Steven J. Sharp
                                           ----------------------------------
                                           Steven J. Sharp
                                           President, Chief Executive Officer
                                           and Chairman (Principal Executive
                                           Officer)

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Steven J. Sharp and Edward C.V. Winn, jointly and severally, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

         SIGNATURE                        TITLE                      DATE
         ---------                        -----                      ----
 /s/ Steven J. Sharp       President, Chief Executive Officer   March 30, 1998
-------------------------  and Chairman (Principal Executive
 Steven J. Sharp           Officer)

 /s/ Edward C.V. Winn      Executive Vice President, Finance    March 30, 1998
-------------------------  and Administration, and Chief
 Edward C.V. Winn          Financial Officer (Principal
                           Financial and Accounting Officer)

 /s/ Dr. Paul A. Gary      Director                             March 30, 1998
-------------------------
 Dr. Paul A. Gary

 /s/ Charles Scott Gibson  Director                             March 30, 1998
-------------------------
 Charles Scott Gibson

 /s/ E. Floyd Kvamme       Director                             March 30, 1998
-------------------------
 E. Floyd Kvamme

 /s/ Dr. Walden C. Rhines  Director                             March 30, 1998
-------------------------
 Dr. Walden C. Rhines

 /s/ Edward F. Tuck        Director                             March 30, 1998
-------------------------
 Edward F. Tuck

                             TRIQUINT SEMICONDUCTOR, INC.

                          REGISTRATION STATEMENT ON FORM S-8

                                  INDEX TO EXHIBITS

  EXHIBIT
   NUMBER                        DESCRIPTION
  -------                        -----------

      4.1      1998 Nonstatutory Stock Option Plan

      5.1      Opinion of counsel as to legality of securities being
                 registered

      23.1     Consent of Counsel (contained in Exhibit 5.1)

      23.2     Consent of Independent Auditors

      24.1     Power of Attorney (contained in page II-4)